SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 5, 2007

Date of Report

July 26, 2007

(Date of earliest event reported)

AIMS™ WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-86711	87-0567854
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10400 Eaton Place, Suite 203, Fairfax, VA  22030

(Address of principal executive offices, including zip code)

703-621-3875

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01

Financial Statements and Exhibits.

Audited and proforma financial information regarding the acquisition by AIMS Worldwide, Inc., of Target America, Inc., and 55% of ownership of IKON Public Affairs Group, LLC, which were completed in conjunction with the financing from Liberty Growth Fund, LP, originally reported in an 8-K dated August 2, 2007, are filed in this amended 8-K Report.

The following exhibits are included with this report on Form 8-K/A:

Exhibit No.

Title

99.1

Audited financials IKON

99.2

Audited financials Target America

99.3

Proforma financial information

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIMS™ WORLDWIDE, INC.

Date:  October 5, 2007

By:  /s/ Gerald Garcia, Jr

Gerald Garcia, Jr.

President and Chief Executive Officer

Exhibit 99.1

IKON HOLDINGS, INC.

FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2006 AND 2005

IKON HOLDINGS, INC.

FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2006 AND 2005

CONTENTS

Financial Statements	PAGE

Independent Auditor's Report	6

Balance Sheets	7

Statements of Operations and Retained Earnings (Deficit)	9

Statements of Cash Flows	10

Notes to Financial Statements	11-14

BUSH

TECOSKY

CARROLL

GOODMAN

FELDMAN LLC

Certified Public Accountants

Huntington Valley, Pennsylvania

2600 Philmont Avenue

Suite 420

Huntington Valley, PA 19006-5387

Tel  215.947.6300

Fax  215.938.5100

Blue Bell, Pennsylvania

790 Penilyn Pike

Suite 105

Blue Bell, PA 19422-1657

Tel  215.646.7600

Fax  215.646.4668

Princeton, New Jersey

116 Village Boulevard

Suite 200

Princeton, New Jersey 08540-5700

Tel  609-524-4032

Fax  609-524-1702

info@btcgf.com

www.btcgf.com

Members:

Stephen I. Bush, CPA

Larry M. Carroll, CPA

Marc S. Goodman, CPA

Ira M. Feldman, CPA, MST, CVA

Craig J. Firestone, CPA, MBA

_________

Herman (Mat) B. Tecosky, CPA

Joel J. Levin, CPA

American Institute

of Certified Public Accountants

Pennsylvania Institute

of Certified Public Accountants

New Jersey Society

of Certified Public Accountants

Private Companies Practice Section

July 13, 2007

The Board of Directors and Stockholders

Ikon Holdings, Inc.

Arlington, Virginia

INDEPENDENT AUDITOR'S REPORT

We have audited the accompanying balance sheets of IKON HOLDINGS, INC. as of December 31, 2006 and 2005, and the related statements of operations, retained earnings (deficit), and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United State of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IKON HOLDINGS, INC. as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Bush Tecosky Carroll Goodman Feldman LLC

Certified Public Accountants

IKON HOLDINGS, INC.
BALANCE SHEETS
DECEMBER 31, 2006 AND 2005

ASSETS

CURRENT ASSETS	2006	2005
Cash	$6,279	$29,761
Accounts Receivable (Net of Allowance for Doubtful
Accounts of $18,638 and $172,638 in 2006 and 2005)	55,935	35,090
Due from Employees	2,200	-
Prepaid Expenses	17,637	3,072

TOTAL CURRENT ASSETS	82,051	67,923

PROPERTY, PLANT AND EQUIPMENT
Automotive Equipment	234,043	194,514
Furniture and Fixtures	36,612	33,439
Machinery and Equipment	159,574	159,574
	430,229	387,527
Less: Accumulated Depreciation	293,930	220,675

NET PROPERTY, PLANT AND EQUIPMENT	136,299	166,852

OTHER ASSETS
Deposits	5,650	5,650
Due from shareholders	32,750	-
Investment in Partnership	66,645	66,980
Investment in aviation time Share	-	15,635
Lease Capitalization Costs (Net of Amortization
of $5,007)	-	15,023

TOTAL OTHER ASSETS	105,045	103,288

TOTAL ASSETS	$323,395	$338,063

The accompanying notes are an integral part of these financial statements.

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES	2006	2005
Current Portion of Long-Term Debt	$152,558	$31,456
Current Portion of Capital Lease Obligations	30,406	27,508
Accounts Payable and Accrued Expenses	76,105	69,390
Payroll and Sales Tax Payable	-	11,161
Due to Shareholders	-	5,000

TOTAL CURRENT LIABILITIES	259,069	144,515

LONG-TERM DEBT
Note payable - Net of Current Portion	116,154	147,293
Capital Lease Obligations - Net of Current Portion	110,169	138,201

TOTAL LONG-TERM DEBT	226,323	285,494

TOTAL LIABILITIES	485,392	430,009

COMMITMENTS

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock, (No Par Value, 5000 Shares Authorized,	4,750	4,750
4,750 Shares Issued and Outstanding)
Retained Earnings (Deficit)	(164,997)	(94,946)
	(160,247)	(90,196)
Less: Treasury Stock (at Cost)	1,750	1,750

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(161,997)	(91,946)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$323,395	$338,063
The accompanying notes are an integral part of these financial statements.

IKON HOLDINGS, INC.
STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)
YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006		2005
	Amount	%	Amount	%
FEE REVENUE	$10,171,181	100.0	$2,610,400	100.0

DIRECT COSTS	7,854,251	77.2	912,006	34.9

GROSS PROFIT	2,316,930	22.8	1,698,394	65.1

OPERATING EXPENSES	2,398,724	23.6	1,928,458	73.9

INCOME (LOSS) - Before
Other Income (Expense)	(81,794)	-0.8	(230,064)	-8.8

OTHER INCOME (EXPENSE)
Income (Loss) on Partnership Investment	117	-	(77)	-0.1
Interest Income	11,626	0.1	474	-

TOTAL OTHER INCOME (EXPENSE)	11,743	0.1	397	-

NET INCOME (LOSS)	(70,051)	(0.7)	(229,667)	-8.8

RETAINED EARNINGS (DEFICIT):
Beginning of Year	(94,946)		134,721

End of Year	$(164,997)		$(94,946)

The accompanying notes are an integral part of these financial statements.

IKON HOLDINGS, INC.
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net (Loss) Income	$(70,051)	$(229,667)
Adjustments to Reconcile Net (Loss) Income to Net Cash
(Used) Provided by Operating Activities:
Depreciation	73,255	47,042
Loss on Partnership Interest	-	77
(Increase) Decrease in:
Accounts Receivable	(20,845)	30,002
Prepaid Expenses	(14,565)	(431)
Deposits	-	-
Advances to Employees	(2,200)
Increase (Decrease) in:
Accounts Payable and Accrued Expenses	6,715	(104,970)
Payroll and Sales Tax Payable	(11,161)	(7,754)

NET CASH (USED) PROVIDED BY OPERATING ACTIVITIES	(38,852)	(265,701)

CASH FLOWS FROM INVESTING ACTIVITIES
Distributions from Partnership	335
Investment in Jet Time Share	15,635	(15,635)
Lease Capitalization costs	15,023
Purchase of Property and Equipment	(42,702)	(206,424)

NET CASH (USED) BY INVESTING ACTIVITIES	(11,709)	(222,059)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Demand Loan and Long-term Debt	120,000	660,673
Proceeds from Capital Lease	170,000	-
Payments on Long -Term Debt and Capital Lease	(225,171)	(422,961)
Shareholders' Loans	(37,750)	5,000

NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	27,079	242,712

NET (DECREASE) INCREASE IN CASH	(23,482)	(245,048)

CASH BALANCE:
Beginning of Year	29,761	274,809

End of Year	$6,279	$29,761

Note: Cash Paid During the Year for:
Interest	$48,126	$18,888
Income Taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

IKON HOLDINGS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

(1) Summary of Significant Accounting Policies:

Nature of Operations

The Company provides public affairs counseling services for referenda and initiatives, mergers and acquisitions, public image campaign, legislative relations, business development and international relations throughout the United States of America.

Basis of Accounting

The Company prepares its financial statements on the accrual basis of accounting; whereby revenues are recognized when earned, and expenses and purchases of assets are recognized when the obligation is incurred.

Use of Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles.  These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  Actual results could vary from estimates that were used.

Cash and Cash Equivalents

For purposes of preparing the statement of cash flows, the Company considers checking, savings, and money market accounts with maturity dates of three months or less to be cash or cash equivalents.

Accounts Receivable

Accounts Receivable are recorded net of an allowance for bad debts.  The allowance is equal to an estimated uncollectible portion.  The estimate is based on historical collection experience and review of the current status of the Accounts Receivable.  Bad debt expense for 2006 and 2005 was $22 and $106,276, respectively.

Concentration of Credit Risk

The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and trade accounts receivables.  The Company places its cash and temporary cash investments with high quality institutions.  At times, such investments may be in excess of the Federal Deposit Insurance Corporation limit.

The Company grants credit terms in the normal course of business to its customers.  Concentrations of credit risk with respect to these trade receivables are considered minimal due to the nature of the receivables.  As part of its ongoing control procedures, the Company monitors the credit worthiness of its customers.

IKON HOLDINGS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

(1)	Summary of Significant Accounting Policies (Continued):

	Property, Plant and Equipment

Property, plant and equipment are stated at cost.  Expenditures for maintenance and repairs are charged against operations.  Renewals and betterments that materially extend the life of the assets are capitalized.  Depreciation is computed using straight-line and accelerated methods over the estimated useful lives of the related assets.

	Depreciation expense amounted to $69,249 and $43,036 in 2006 and 2005, respectively.

	Advertising

	The Company did not incur advertising costs for the years ended December 31, 2006 and 2005. The Company policy is the expense advertising costs as they occur.

	Income Taxes

The Company has elected to be taxed under the provisions of subchapter "S" of the Internal Revenue Code. Under these provisions, the Company does not pay federal or state income taxes on its taxable income.  Instead, the Company's  shareholders' are taxed on their distributive share of the Company's taxable income.  Therefore no provision for income taxes have been made in these financial statements.

	The Company files its income tax returns using the cash basis of accounting. Under this method, revenues are recognized when received and expenses are recognized when paid.

(2)	Long-Term Debt

	The Company's long-term debt consists of the following:	2006	2005

	Note Payable to a bank, due in monthly installments of $3,718
	with interest accruing on the unpaid balance of prime plus 1%
	maturing in November, 2010. This loan is secured
	by the personal guarantees of the shareholders	$ 148,712	$ 178,749

	Note payable to a bank, unsecured, with interest
	accruing on the unpaid balance at the banks prime rate
	plus 1%.	120,000	-

	Total Long-Term Debt	$ 268,712	$ 178,749
	Less: Current Portion	152,558	31,456

	Long-Term Debt: Net of Current Portion	$ 116,154	$ 147,293

IKON HOLDINGS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

	Long-Term Debt (continued):

	Maturities of long-term debt are as follows:

	For the year ended December 31,
		2007	$ 152,558
		2008	35,583
		2009	38,950
		2010	41,621
		2011	-

			$ 268,712

	Total interest expense was $16,933 and $5,677 in 2005 and 2004, respectively.

(3)	Capital Lease Obligation

			2006	2005

	Capital lease obligation with Power Motorcar Company
	this lease is non-cancelable.		$ 140,575	$ -

	The following is a summary of principal maturities under
	this capital lease.

	For the year ended December 31,

		2007	30,406
		2008	33,877
		2009	37,818
		2010	38,474

			$ 140,575

IKON HOLDINGS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

(4)	DESCRIPTION OF LEASING ARRANGEMENTS

	The Company leases offices in Denver, Miami, Philadelphia, Arlington and New York City. as well as vehicles under noncancelable operating leases.

	The following is a schedule of future minimum lease payments required under the leases:

	2007	$ 329,000
	2008	132,470
	2009	33,930
	2010	16,080
	2011	2,680
	Thereafter	-

		$ 514,160

(5)	RELATED PARTY TRANSACTION

	Some of the property included in the preceding note is leased from a shareholder for use as travel accommodations. The total monthly rents paid to such a related party are $23,425.

Exhibit 99.2

TARGET AMERICA, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

TABLE OF CONTENTS

Independent auditors' report	17

Balance sheets	18

Statements of income	19

Statements of stockholders’ equity	20-21

Statements of cash flows	22

Notes to financial statements	23-26

               Tel. 202.332.3566 ∙ Fax 202.332.3672 ∙ www.martinwallcpa.com

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of

Target America, Inc.

Fairfax, VA

We have audited the accompanying balance sheets of Target America, Inc. (a Virginia corporation) as of December 31, 2006 and 2005, and the related statements of income, stockholders’ equity, and cash flows for the years then ended.   These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Target America, Inc. as of December 31, 2006 and 2005, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The supplemental information (Schedule of Expenses) is presented for purposes of additional analysis and is not a required part of the financial statements of Target America, Inc. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Martin and Wall PC

July 26, 2007

Washington, DC

___________________________________________________________________________________

1633 Q Street, NW ∙ Suite 230 ∙ Washington, DC 20009

________________________________________________________________________________

TARGET AMERICA, INC.
BALANCE SHEET
DECEMBER 31, 2006 AND 2005
	2006	2005
ASSETS

Current Assets
Cash	$16,467	$12,116
Accounts receivable	14,999	46,414
Prepaid expenses	1,750	1,750
	33,216	60,280

Fixed Assets
Computer equipment	42,399	42,399
Furniture	1,300	1,300
Software	2,760	2,760
	46,459	46,459
Less: accumulated depreciation and amortization	(46,459)	(42,770)
	0	3,689
Other Assets

Investments	5,000	0

TOTAL ASSETS	$38,216	$63,969

LIABILITIES & EQUITY

Current Liabilities
Accounts payable	$100,967	$86,906
Accrued expenses	5,673	13,262
Loans from shareholders	6,000	0

	112,640	100,168
Long-Term Liabilities

Loans From Shareholders	8,025	0

TOTAL LIABILITIES	$120,665	$100,168

STOCKHOLDERS' EQUITY
Common stock, 1,000 shares authorized & issued, $0.01 par value	$10	$10
Paid in capital in excess of par	54,990	19,014
Advance equity payment	60,000	50,000
Retained earnings	(197,449)	(105,223)
	(82,449)	(36,199)

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$38,216	$63,969

The accompanying notes are an integral part of these financial statements.

TARGET AMERICA, INC.
STATEMENT OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
REVENUE
Non-profit sales	$1,097,289	$931,334
For-profit sales	25,230	20,533
Political sales	21,058	0
Wealth alert	0	18,880
Miscellaneous sales	0	1,250
	1,143,577	971,997

EXPENSES*
Sales expenses	405,429	193,426
Salaries and wages	558,527	597,040
General and administrative	285,801	231,706
	1,249,757	1,022,172

NET INCOME (LOSS) FROM OPERATIONS	(106,180)	(50,175)

OTHER INCOME (EXPENSES)
Interest income	0	122
Interest expense	2,521	(1,934)
	2,521	(1,812)

NET INCOME (LOSS) BEFORE PROVISION OF INCOME TAX	(103,659)	(51,987)

Provision For Income Tax	0	0

NET INCOME (LOSS)	$(103,659)	$(51,987)

*See Schedule of Expenses in Supplemental Information for more detail
The accompanying notes are an integral part of these financial statements.

TARGET AMERICA, INC.
STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2006

		PAID IN	ADVANCE
	COMMON	CAPITAL IN	EQUITY	RETAINED
	STOCK	EXCESS OF PAR	PAYMENT	EARNINGS	TOTAL

Balance as of January 1, 2006	$10	$19,014	$50,000	($105,223)	($36,199)

Net loss	0	0	0	(103,659)	(103,659)

Additional investment capital	0	35,976	10,000	0	45,976

Prior period adjustment	0	0	0	11,433	11,433

Balance as of December 31, 2006	$10	$54,990	$60,000	($197,449)	($82,449)

The accompanying notes are an integral part of these financial statements.

TARGET AMERICA, INC.
STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2005

		PAID IN	ADVANCE
	COMMON	CAPITAL IN	EQUITY	RETAINED
	STOCK	EXCESS OF PAR	PAYMENT	EARNINGS	TOTAL

Balance as of January 1, 2005	$10	$4,990	$0	($53,236)	($48,236)

Net loss	0	0	0	(51,987)	(51,987)

Additional investment capital	0	14,024	50,000	0	64,024

Balance as of December 31, 2005	$10	$19,014	$50,000	($105,223)	($36,199)

The accompanying notes are an integral part of these financial statements.

TARGET AMERICA, INC.
STATEMENT OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005

CASH FLOWS FROM OPERATING EXPENSES

Net Loss	$(103,659)	$(51,987)

Adjustments to reconcile net income to cash provided:

Depreciation & amortization	3,689	3,991
Decrease in accounts receivable	31,415	21,294
Increase (decrease) in accounts payable	14,061	(27,332)
(Decrease) increase in accrued expenses	(7,589)	3,655
Prior period adjustment	11,433	0

Net cash used by operating activities	(50,650)	(50,379)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipment	0	(493)
Investments	(5,000)	0

Net cash used by investing activities	(5,000)	(493)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from shareholder loans	14,025	0
Additional investment capital	45,976	59,499

Net cash provided by financing activities	60,001	59,499

Net increase in cash	4,351	8,627

Cash, beginning of the year	12,116	3,489

Cash, end of the year	$16,467	$12,116
The accompanying notes are an integral part of these financial statements.

TARGET AMERICA, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

NOTE 1 – BUSINESS DESCRIPTION

Target America, Inc. is a privately-owned corporation incorporated in the Commonwealth of Virginia on February 1, 1996.  Its principal office is located in Fairfax, VA, but its clients are disbursed throughout the country.

Target America’s primary business activities are prospect research, donor research and wealth identification services for non-profit organizations, but it also has political consultants/campaigns and financial services companies as clients.  Target America purchases consumer profile data from a number of sources and develops its own information technology to intelligently search and organize this data for clients and match it to client prospects.  Major products consist of:

•

Target America Enterprise – An Internet enabled system to allow non-profit organizations to identify and profile wealthy individuals from their current donor, member, alumni, and patient files.  This is the Company’s core product.

•

Target America Wealth Profiler – An Internet enabled system to allow for-profit companies to identify and profile wealthy individuals from their leads.  The primary target market is financial services companies.

•

Target Tiger – An internally-developed multi-search-engine internet search program designed to uncover information from the Internet and then update it on a schedule basis.

•

Help Me Nora – An internally-developed search program that utilizes Target Tiger search technology, but is far more advanced.  The target market for this product is oncologists.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

Revenue and expenses are recognized using the accrual basis of accounting.  Revenue is recognized in the period when a contract is signed by a client.  Sales are recorded net of any discounts or estimates for allowances and returns.  Expenses are recognized in the period when goods or services are received and accepted or obligations incurred.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

TARGET AMERICA, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

Cash & Cash Equivalents

Target America considers all liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Cash in maintained in two accounts (one checking and one money market) with Wachovia Bank.

Accounts Receivable

Target America writes off accounts receivable using the direct write-off method.  Therefore, there is no allowance for doubtful accounts.  All sales require a signed contract.  Management determines if receivables are past due or delinquent based on contractual terms and how recently payments have been received if payment terms in the contract have not been satisfied.

Fixed Assets & Depreciation

Fixed assets consist of property and equipment that are recorded at original costs to the company and are depreciated using the straight-line method of depreciation.  The estimated useful lives of the respective assets range from three years for computer equipment to seven years for office furniture.  Major repairs that extend the useful life of the assets are capitalized and depreciated over the life of the corresponding assets.  For income tax purposes, the assets are depreciated using methods and lives as prescribed by the Internal Revenue Code.

Classification of Revenues & Expenses

Target America classifies sales by type of client and currently utilizes three categories: non-profit sales, political sales, and for-profit sales.  Target America classifies expenses into three categories: sales expenses, salaries and wages, and general and administrative.  The specific components of each expense category are presented in the Schedule of Expenses in the supplemental information.

Research & Development Expenses

Target America expenses research and development costs as they are incurred.  Research and development expenses for the years ended December 31, 2006 and 2005 were zero.

Research and development expenses primarily relate to software development costs for the products described in Note 1 and are paid to a third party vendor in the United States.  Target owns all system design, source code, and applications resulting from these research and development activities.   Research and development expenses were last incurred 2004, totaling $9,485 for the year ended December 31, 2004.

TARGET AMERICA, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

Advertising & Marketing Expenses

Target America expenses advertising and marketing costs as they are incurred.  Advertising expenses for the years ended December 31, 2006 and 2005 were $23,731 and $28,439, respectively.

NOTE 3 – RETIREMENT PLAN

Target America, Inc. maintains a 401(K) retirement plan for all eligible employees that allow employees to defer a portion of their salary into the plan.  Target America makes employer-matching contributions of three percent of employee contributions.  The plan allows for immediate vesting of employee contributions.  Employer-matching contributions are vested after five years.

NOTE 4 – COMMITMENTS

Target America leases office space in Fairfax, Virginia.  A move within the same building occurred in 2004 and a new lease was executed.  The lease was entered into in December 2004, became effective in March 2005, and expires in March 2008, and does not contain an option to renew.

The following is a schedule of minimum lease payments required:

Year Ending December 31,	2007	$33,000
	2008	7,097
		$ 40,097

Rent expense for the years ended December 31, 2006 and 2005 was $34,321 and $32,629, respectively.

NOTE 5 – DEFERRED TAXES

Target America had net operating losses on both on the accrual and tax basis.  Therefore, no provision for deferred taxes has been booked as of December 31, 2006 or 2005.

NOTE 6 – REVENUE CONCENTRATIONS

Target America’s single largest client for the year ended December 31, 2006 accounted less than 11 percent of total sales, compared to less than four percent the prior year.  The top five clients accounted for less than 22 percent of total revenue for the year ended December 31, 2006, compared to 13 percent the prior year.  The top 10 clients accounted for less than 29 percent of total revenue for the year ended December 31, 2006, compared to less than 21 the prior year.

TARGET AMERICA, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

NOTE 7 – STOCKHOLDERS’ EQUITY

Advance equity payment reflects a $50,000 advance from AIMS Worldwide, Inc.  Subsqeuent to the balance sheet date, in July 2007, AIMS Worldwide, Inc., purchased Target America, Inc.

Exhibit 99.3

AIMS WORLDWIDE, INC.

INTRODUCTION

The following unaudited pro forma condensed balance sheets and unaudited pro forma condensed statements of operations give effect to three transactions by AIMS Worldwide, Inc (“AIMS”) completed on July 26, 2007; the acquisition of Target America, Inc., the acquisition of a 55% interest in IKON Public Affairs Group, LLC, and the acquisition of a material financing arrangement with Liberty Growth Fund LP as of June 30, 2007 and for the six months ended June 30, 2007 and for the year ended December 31, 2006.

The unaudited pro forma condensed balance sheets are presented as if the transactions occurred at June 30, 2007.  The unaudited pro forma condensed statements of operations are presented as if the transactions occurred at the beginning of the year and six-month periods presented.  The effect of the previously reported disposition of a subsidiary, Prime Time Broadband, Inc. and sale of assets of limited liability company investments of Prime Time Broadband, Inc. (collectively “Prime Time”) is included in adjustments on the proforma for the year ended December 31, 2006 for purposes of clarity.

The unaudited pro forma condensed financial statements should be read in conjunction with the notes to unaudited pro forma condensed financial statements and the separate audited financial statements and notes thereto as previously filed.

The unaudited pro forma condensed financial statements may not be indicative of the financial position or the results of operations that actually would have occurred if the disposition had been effective on the dates indicated or which may be obtained in the future.

AIMS Worldwide, Inc
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

ASSETS
						Unaudited
	Historical					Pro Forma
	June 30, 2007				Pro Forma	June 30,
	AIMS	IKON	Target		Adjustments	2007

CURRENT ASSETS
Cash	$150,061	$64,550	$18,839	(a)	$3,500,000	$748,450
				(b)	(2,985,000)
Accounts Receivable	170,052	231,004	117,905		-	518,961
Inventory	5,500	-	-		-	5,500
Prepaid expense	118,165	5,650	1,750		-	125,565

TOTAL CURRENT ASSETS	443,778	301,204	138,494		515,000	1,398,476

PROPERTY AND EQUIPMENT, NET	81,604	126,414	-		-	208,018

OTHER ASSETS:
Equity investments	-	-	5,000		-	5,000
Prepaid offering costs	158,000	-	-		-	158,000
Intangible assets	1,267,311	-	-	(b)	7,785,153	9,052,464
Advance to merger candidate	290,000	-	-	(b)	(250,000)	40,000

TOTAL ASSETS	$2,240,693	$427,618	$143,494		$8,050,153	$10,861,958

AIMS Worldwide, Inc
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

						Unaudited
LIABILITIES	Historical					Pro Forma
	June 30, 2007				Pro Forma	June 30,
	AIMS	IKON	Target		Adjustments	2007
CURRENT LIABILITIES
Accounts payable and accrued
expenses	$757,863	$10,059	$(4,290)		$-	$ 763,632
Accrued interest	1,673,356	-	-		-	1,673,356
Notes payable	2,385,707	242,000	66,000		-	2,693,707

TOTAL CURRENT LIABILITIES	4,816,926	252,059	61,710		-	5,130,695

NON-CURRENT LIABILITIES
Long term debt	-	372,496	-		-	372,496

TOTAL NON-CURRENT LIABILITIES	-	372,496	-		-	372,496

TOTAL LIABILITIES	4,816,926	624,555	61,710		-	5,503,191
MINORITY INTEREST	-	-	-	(b)	2,430,000	2,430,000

STOCKHOLDERS' EQUITY (DEFICIT)

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock	-	-	-	(a)	3,500,000	3,500,000
Common stock	43,433	4,750	55,000	(b)	(59,750)	43,433
Additional paid-in-capital	9,710,396	-	-		-	9,710,396
Stock held in escrow	(2,005,000)	-	-	(b)	2,005,000	-
Accumulated Earnings	(10,325,062)	(201,687)	26,784	(b)	174,903	(10,325,062)

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(2,576,233)	(196,937)	81,784		5,620,153	2,928,767

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$2,240,693	$427,618	$143,494		$8,050,153	$10,861,958

(a) Liberty financing, sale of preferred stock
(b) Acquisition of subsidiaries

AIMS Worldwide, Inc
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

	Historical				Pro Forma	Unaudited
	AIMS	IKON	Target		Adjustments	Pro Forma

REVENUE	$1,742,387	$10,171,181	$1,143,577	(e)	$ (846,846)	$12,210,299

EXPENSES
Cost of Sales	451,333	7,854,251	405,429	(e)	(400,762)	8,310,251
General and administrative	3,547,414	2,398,724	844,328	(e)	(717,623)	7,554,833
				(c)	1,481,990
Bad debt expense	910,220	-	-		-	910,220

TOTAL EXPENSES	4,908,967	10,252,975	1,249,757		363,605	16,775,304

OPERATING INCOME (LOSS)	(3,166,580)	(81,794)	(106,180)		(1,210,451)	(4,565,005)

Loss on disposition of fixed assets	(14,494)	-	-		-	(14,494)
Minority interest	-	-	-	(d)	698,418	698,418
Interest Expense, net	(241,723)	11,743	2,521		-	(227,459)

Income (loss) before income taxes	(3,422,797)	(70,051)	(103,659)		(512,032)	(4,108,539)

Provision for income taxes	-	-	-		-	-

Income (loss) before discontinued
operations	(3,422,797)	(70,051)	(103,659)		(512,032)	(4,108,539)

Earnings from equity investments held
for sale	220,134	-	-	(e)	(220,134)	-

Net Income (Loss)	$(3,202,663)	$(70,051)	$(103,659)		$ (732,166)	$(4,108,539)

Net loss per common share	$(0.09)					$(0.11)

Weighted Average Shares Outstanding	36,423,011					36,223,011

(c) Record amortization of intangible cost over estimated life
(d) Record minority interest
(e) Remove effect of PTB and LLC sale in May 2007

AIMS Worldwide, Inc
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2007

	Historical				Pro Forma	Unaudited
	AIMS	IKON	Target		Adjustments	Pro Forma

REVENUE	$135,551	$1,250,485	$668,987		$-	$2,055,023

EXPENSES
Cost of Sales	36,975	317,243	223,668		-	577,886
General and administrative	1,183,010	950,098	359,362	(c)	740,995	3,233,465
	-	-	-		-	-

TOTAL EXPENSES	1,219,985	1,267,341	583,030		740,995	3,811,351

OPERATING INCOME (LOSS)	(1,084,434)	(16,856)	85,957		(740,995)	(1,756,328)

Minority interest	-	-	-	(d)	318,452	318,452
Interest Expense, net	(121,221)	(16,467)	(7,678)		-	(145,366)

Income (loss) before income taxes	(1,205,655)	(33,323)	78,279		(422,543)	(1,583,242)

Provision for income taxes	-	-	-		-	-

Income (loss) before discontinued
operations	(1,205,655)	(33,323)	78,279		(422,543)	(1,583,242)

Earnings from equity investments
held for sale	(38,406)	-	-	(e)	38,406	-

Net Income (Loss)	$(1,244,061)	$(33,323)	$78,279		$(384,137)	$(1,583,242)

Net loss per common share	$(0.03)					$(0.04)

Weighted Average Shares Outstanding	37,897,297					37,697,297

(c) Record amortization of intangible cost over estimated life
(d) Record Minority interest
(e) Remove effect of PTB and LLC sale in May 2007

AIMS WORLDWIDE, INC.

NOTES TO PRO FORMA CONDENSED, COMBINED STATEMENT OF OPERATIONS

(Unaudited)

Acquisition of Target America, Inc.

On July 26, 2007, AIMS Worldwide completed the acquisition of 100% of the ownership of Target America, Inc.  Consideration of the acquisition was 277,778 shares of AIMS common stock originally issued in 2006, valued at that time at $.90 per share, or $250,000 and held in escrow pending funding.  Closing was July 26, 2007 with final payment of $1,600,000 in cash in addition to $150,000 previously paid and issuance of an additional 300,000 shares of common stock valued at $.90, or $270,000.  The shares are valued at fair value determined by the market price on the date of the agreement in 2006.  Stock and cash total $2,270,000 as total payment for the acquisition.  This acquisition has been treated as a purchase of the business by AIMS and results of operations will be included in the Company financial statements from the date of purchase.

The purchase price will be allocated to fair value of the assets acquired and liabilities assumed, which indicates an intangible value of $2,188,216 that will be amortized over the estimated useful lives of five to seven years.  Intangible assets include primarily non-compete agreements, customer and vendor connections and source code proprietary processes.

Acquisition of assets of IKON Holdings, Inc.

On July 26, 2007, AIMS Worldwide completed the acquisition of 55% of the ownership of IKON Public Affairs Group, LLC, from IKON Holdings, Inc.  Consideration of the acquisition was 1,650,000 shares originally issued in 2006, valued at that time at $.90 per share and held in escrow pending funding.  Closing was June 30, 2007 with final payment of $1,385,000 in cash in addition to $100,000 previously paid.  The shares are valued at fair value determined by the market price on the date of the agreement in 2006.  Stock and cash total $2,970,000 as total payment for the 55% ownership interest.  This represents fair value on June 30, 2007 for the total company of $5,400,000 with a minority interest of $2,430,000.  This acquisition has been treated as a purchase of the business by AIMS and results of operations will be included in the Company financial statements from the date of purchase with an adjustment recorded for results attributed to the minority interest.

The purchase price will be allocated to fair value of the assets acquired and liabilities assumed, which indicates an intangible value of $5,596,937 that will be amortized over the estimated useful lives of five to seven years.  Intangible assets include primarily non-compete agreements, and products and proprietary processes

Sale of convertible preferred stock to Liberty Growth Fund LP

On July 24, 2007, AIMS Worldwide, Inc. (“AIMS”), and Liberty Growth Fund LP (“Liberty”) entered into an agreement with Liberty to provide funds to AIMS in return for current and potential equity ownership in AIMS.

AIMS WORLDWIDE, INC.

NOTES TO PRO FORMA CONDENSED, COMBINED STATEMENT OF OPERATIONS

(Unaudited)

Proceeds received by AIMS Worldwide, Inc., were to facilitate the acquisition of Target America, Inc., 55% of the ownership of IKON Public Affairs Group, LLC, from IKON Holdings, Inc., and to provide working capital for the Company.  In return for the cash investment, AIMS Worldwide, Inc., provided to Liberty convertible preferred stock and common stock warrants.  Also, a portion of the cash was paid as a transaction fee to Lerota Capital (“Lerota”); Lerota also received a warrant in exchange for consulting services.

The agreement with Liberty includes penalty provisions that will increase the number of shares of preferred stock issued if certain performance provisions are not met; if that occurs, Lerota will also receive additional warrants.

Terms

-

Consideration of the initial 2,187,500 shares of preferred stock is $3,850,000 less payment of a 10% cash intermediary fee, for a net of $3,500,000 less fees paid for escrow services.  Second round of 2,812,500 shares of preferred stock, if completed, will provide $4,500,000 less a 10% cash intermediary fee, for a net of $4,050,000.

-

If the company does not complete an additional acquisition within 120 days, an additional 500,000 shares of preferred stock will be issued.  If the company does not meet EBITDA standard of $500,000, an additional 1,600,000 shares of preferred stock will be issued.

-

Each preferred share may be converted into five common shares at the discretion of the preferred shareholder.

-

In addition, Liberty is granted a warrant to purchase 21,875,000 shares of common stock at $.50 until Round Two financing is completed, exercisable at the discretion of AIMS.  Also, Liberty is granted warrants for 4,000,000 shares of common stock at $.50, 6,000,000 shares of common stock at $1.00 and 6,000,000 shares of common stock at $2.00, exercisable at the discretion of Liberty.

-

In addition to the 10% cash fee, Lerota Capital, receives warrants to acquire 3,143,750 shares of common stock at a price of $.01 per share.  Also, Lerota receives warrants for an additional 187,500 shares and 825,000 shares of common stock if the penalties are invoked.

Assumptions

(a)

Adjustment to record the sale of preferred stock and receipt of net proceeds of $3,500,000.

(b)

Adjustment to record purchase of Target America and 55% interest in IKON by payment of cash and transfer of common stock from escrow.

(c)

Adjustment to record amortization of cost of intangible assets acquired over the estimated useful lives of those assets

(d)

Adjustment to record minority interest related to operation of IKON acquisition

AIMS WORLDWIDE, INC.

NOTES TO PRO FORMA CONDENSED, COMBINED STATEMENT OF OPERATIONS

(Unaudited)

(e)

Adjustment to remove results of operations of Prime Time and related limited liability companies disposed in May 2007.